UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2024

FibroBiologics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41934	86-3329066
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

455 E. Medical Center Blvd.

Suite 300

Houston, Texas 77598

(Address of principal executive offices and Zip Code)

(281) 671-5150

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	FBLG	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 19, 2024, FibroBiologics, Inc. (the “Company”) entered into a Master Services Agreement (the “Agreement”) with Charles River Laboratories, Inc. (“CRL”).

The Agreement governs the general terms under which CRL will provide development and manufacturing services as specified by the Company. Pursuant to the Agreement, the Company and CRL will enter into various Statements of Work to set forth the services to be performed by CRL and the payments to be made by the Company for each project (each, a “Statement of Work”). Each Statement of Work will be governed by the terms of the Agreement, unless expressly modified in such Statement of Work.

The Agreement has a term that expires on September 19, 2029 (the “Term”), unless earlier terminated by either party in accordance with the Agreement. The Company may terminate any services, Statement of Work or the Agreement upon ninety (90) days’ prior written notice. CRL may terminate the Agreement upon ninety (90) days’ prior written notice; provided all Statements of Work then in effect, and all ongoing services thereunder, will remain in effect, and the terms of the Agreement will continue to apply to them as if the Agreement remained in effect. Either party may terminate any services, Statement of Work, or the Agreement upon ninety (90) days’ prior written notice for material breach of the Agreement by the other party if such breach is not remedied within the ninety (90) day notice period or if such breach is not capable of cure within such ninety (90) day period.

The Agreement contains representations, warranties and indemnity obligations customary for agreements of this type.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1*	Master Service Agreement, effective September 19, 2024, between FibroBiologics, Inc. and Charles River Laboratories, Inc.
Exhibit 104	Cover Page Interactive Data File (embedded within the inline XBRL document)

* Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(10)(iv).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 24, 2024	FibroBiologics, Inc.

	By:	/s/ Pete O’Heeron
	Name:	Pete O’Heeron
	Title:	Chief Executive Officer